UNITED STATES OF AMERICA
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



                                 FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934



Date of Report (Date of earliest event reported)  June 9, 2000  (May 25, 2000)
                                                  ----------------------------


                           ND Holdings,  Inc.
             (Exact name of registrant as specified in its charter)



        North Dakota                   0-25958                  45-040406
       (State or other               (Commission              (IRS Employer
         Jurisdiction                File Number)           Identification No.)
       Of Incorporation)

               1 North Main Street, Minot, North Dakota             58703
               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (701) 852-5292



This Document consists of  19  pages


Item 2:

Acquisition of ARM Securities Corporation

Through an agreement executed on May 25, 2000, the Registrant, ND Holdings, Inc. acquired one hundred percent of the equity stock of ARM Securities Corporation, a Minnesota Corporation from ARM Financial Group, Inc., a
Delaware Corporation. ARM Securities Corporation is an NASD Regulation, Inc. member Broker Dealer with offices in Fresno, California, Ames, Iowa and New
Ulm, Minnesota.   The transaction was an arms length purchase and sale
transaction negotiated by the representatives of each party to the agreement. On May 25, 2000 the final closing of the transaction occurred and control and ownership of ARM Securities Corporation passed to ND Holdings, Inc. As a wholly owned subsidiary of ND Holdings, Inc., ARM Securities Corporation will continue its same line and manner of business, that of a Broker Dealer involved in the sale and distribution of mutual funds, annuities and insurance
products.   The total purchase price for ARM Securities Corporation was
$502,000 plus a dollar amount equal to the shareholders equity of ARM Securities Corporation as defined in the Stock Purchase Agreement (see attached Exhibit to Form 8K - Stock Purchase Agreement). Prior to the acquisition of ARM Securities Corporation by ND Holdings, Inc., ND Holdings, Inc. had no affiliation with ARM Securities Corporation, nor its parent corporation, ARM Financial Group, Inc. nor any of the officers, directors, affiliated companies or shareholders of ARM Securities Corporation or ARM Financial Group, Inc.
ND Holdings, Inc. utilized existing current assets and working capital to fund the acquisition.

Item 7.

Financial Statements and Pro Forma Financial Information related to acquisition of ARM Securities Corporation.

Financial statements and pro forma financial information required by Item 7 of Form 8K with respect to the acquisition of ARM Securities Corporation as a wholly owned subsidiary corporation by ND Holdings, Inc. from ARM Financial Group, Inc. described in Item 2 herein will be filed by amendment.

Exhibits:

Exhibit 1.    Stock Purchase Agreement with Addendum to Stock Purchase
Agreement

Signatures

Date:  June 9, 2000

ND Holdings, Inc. (Registrant)

s/s Robert Walstad
                               1

Robert Walstad, Authorized Officer
CEO and President
 Exhibit 1.

EXECUTION COPY

                               STOCK PURCHASE AGREEMENT
                               ------------------------


   THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the __4__ day of April, 2000 by and among ND Holdings, Inc., a North
Dakota corporation ("Buyer"), ARM Securities Corporation, a Minnesota corporation (the "Company"), and ARM Financial Group, Inc., a Delaware corporation (the "Shareholder"), which is the sole shareholder of the Company.

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

   WHEREAS, Shareholder owns all of the issued and outstanding shares of capital stock of the Company and Shareholder desires to sell and convey to Buyer, and Buyer desires to purchase from Shareholder, all of the outstanding capital stock of the Company;

   NOW, THEREFORE, for and in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

                                               ARTICLE I.

                                  PURCHASE AND SALE

     1.1        Purchase of Stock; Minimum Shareholders' Equity.
               ------------------------------------------------
         (a) On the Closing Date (as defined in paragraph 7.1 below), Buyer agrees to purchase from Shareholder, and Shareholder agrees to sell to Buyer, all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the "Company Shares") owned by Shareholder, along with all of Shareholder's right, title and interest in and to the assets set forth in Schedule 1.1 (along with any and all liabilities associated therewith) (the "Assets") for a total cash consideration of FIVE HUNDRED TWO THOUSAND and 00/ 100 DOLLARS ($502,000.00) (the "Purchase Price") plus an amount equal to Net Shareholders' Equity (as defined below) (together with the Purchase Price, the "Total Consideration") in immediately available funds.

         (b) "Net Shareholders' Equity" shall mean the shareholders' equity of the Company prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") as of the Closing Date if the Closing Date is a month end, or if the Closing Date is not a month end, then the previous month end shareholders' equity.

        (c) For purposes of the Total Consideration to be paid on the Closing Date, Shareholder will provide Buyer with a reasonable estimate of shareholders' equity as of the Closing Date, and Buyer shall pay, for purposes of Section 1.1(a) above, an amount equal to 90% of the estimated shareholders' equity (the "Approximate Shareholders' Equity") as part of the Total Consideration. On or before sixty (60) days following the Closing Date, Shareholder will provide Buyer with a final balance sheet, prepared in accordance with GAAP, reflecting actual Shareholders' Equity as of the Closing Date if the Closing Date is a month end, or if the Closing Date is not a month end, then the previous month end shareholders' Equity. If the actual Shareholders' Equity is more than the Approximate Shareholders' Equity, then Buyer, within five (5) business days, shall transfer to Shareholder, in immediately available funds, an amount equal to actual Shareholders' Equity minus Approximate Shareholders' Equity.
                               2

         (d) Upon delivery by Shareholder to Buyer of the Final Balance Sheet, Shareholder and Company shall settle the inter-company accounts consistent with past practices. To the extent such settlement provides a net amount owed by shareholder to Company, Buyer shall net such amount owed out of the settlement of actual Shareholders' Equity. To the extent such settlement provides a net amount owed by Company to Shareholder, Buyer and/or Company shall pay to Shareholder, within five (5) business days, such net amount in immediately available funds.


                                   ARTICLE II.

        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDER

        (A)   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDER
              -----------------------------------------------------------------
   Each of the Company and the Shareholder, jointly and severally, represent and warrant that all of the following representations and warranties with respect to the Company and its business and operations set forth in this
Article II are true and correct in all material respects on the date hereof and will be true and correct in all material respects at the time of the Closing.

     2.1 AUTHORIZATION. Subject to the entry and effectiveness of the order of the Bankruptcy Court (as defined below) in substantially the form of Exhibit A hereto (the "Section 363/365 Order"), this Agreement has been duly executed and delivered by the Company and the Shareholder and constitutes the valid and binding obligation of each such party, enforceable against each such party in accordance with its terms.

     2.2 ORGANIZATION, EXISTENCE AND GOOD STANDING OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Set forth on Schedule 2.2 is a list of the jurisdictions in which the Company is qualified or licensed to do business as a foreign corporation. True, complete and correct copies of (i) the Articles of Incorporation of the Company and (ii) the By-laws of the Company are attached hereto on Schedule 2.2 (the "Charter Documents"). The minute books of the Company have been made available to Buyer and, except as set forth on Schedule 2.2, are correct and complete in all material respects.

     2.3   CAPITAL STOCK OF THE COMPANY.

     (a) The Company's authorized capital stock consists of one million (1,000,000) shares of common stock, $0.01 par value per share, of which twenty five thousand (25,000) shares are issued and outstanding, all of which are owned of record by Shareholder. All of the Company Shares have been validly issued and are fully paid and nonassessable and no holder thereof is entitled to any preemptive rights (except any statutory preemptive rights, which the Shareholder hereby waives). There are no outstanding conversion or exchange rights, subscriptions, options, warrants or other arrangements or commitments obligating the Company to issue any shares of capital stock or other securities or to purchase, redeem or otherwise acquire any shares of capital stock or other securities, or to pay any dividend or make any distribution in respect thereof.

     (b) The Shareholder (i) owns of record and beneficially and has good and marketable title to the Company Shares, free and clear of any and all
                               3
liens, mortgages, security interests, encumbrances, pledges, charges, adverse claims, options, buy-sell agreements, right of first refusal agreements, property settlement agreements, rights or restrictions of any character whatsoever other than standard state and federal securities law private offering legends and restrictions (collectively, "Liens"), and (ii) has the right to vote the Company Shares on any matters as to which any shares of the Company common stock are entitled to be voted under the laws of the state of incorporation of the Company and the Company's Charter Documents, free of any right of any other person.

     2.4 SUBSIDIARIES. The Company does not presently own, of record or beneficially, or control directly or indirectly, 80% or more of the (i)
capital stock, securities convertible into capital stock or (ii)   other equity
or membership interest in any corporation, association or business entity nor is the Company, directly or indirectly, a participant in any joint venture or partnership.

     2.5   FINANCIAL STATEMENTS.

     (a) The Company has previously furnished to Buyer the balance sheet of the Company as of December 31, 1999 and the related statements of operations, shareholder equity and cash flows for the three (3) fiscal years then ended, as audited by Ernst & Young, certified public accountants (collectively, the "Financial Statements"). The Financial Statements present fairly the financial position and results of operations of the Company as of the indicated dates and for the indicated periods and have been prepared in accordance with GAAP except as disclosed on Schedule 2.5.

      (b) Except to the extent reflected in the December 31, 1999 balance sheet included in the Financial Statements or as disclosed on Schedule 2.5, the Company has no liabilities or obligations required to be reflected in the Financial Statements (or the notes thereto) in accordance with GAAP other than liabilities incurred in the ordinary course of business, consistent with past practice, subsequent to December 31, 1999.

     2.6 PERMITS AND INTANGIBLES. The Company holds all material licenses, franchises, permits and other governmental authorizations necessary to conduct its business as it is currently conducted (the "Material Permits").

     2.7 TAX MATTERS. The Company has filed all income tax returns required to be filed by the Company and all returns, reports and forms of other Taxes (as defined below) required to be filed by the Company and has paid or provided for all Taxes shown to be due on such returns and all such returns are correct and complete in all material respects. Except as set forth on
Schedule 2.7, (i) no action or proceeding for the assessment or collection of any Taxes is pending against the Company and no notice of any claim for Taxes, whether pending or threatened, has been received; (ii) no deficiency, assessment or other formal claim for any Taxes has been asserted or made against the Company that has not been fully paid or finally settled; and (iii) no issue has been formally raised by any taxing authority in connection with an audit or examination of any return of Taxes. No federal, state or foreign income tax returns of the Company have been examined, and there are no outstanding agreements or waivers extending the applicable statutory periods of limitation for such Taxes for any period. All Taxes that the Company has been required to collect or withhold have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority. For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other assessments including, without limitation, income, excise, property, withholding, sales and franchise taxes, imposed by the United States, or any state, county, local or foreign government or subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

     2.8   ASSETS AND PROPERTIES.

     (a) REAL PROPERTY. The Company does not own or hold any interest in real property.

     (b) REAL PROPERTY LEASES. Except as set forth on Schedule 2.8(b), the Company is not a party to any lease or sublease of real property. None of such
                              4

leases is subject to any lien, pledge, security interest, claim, easement, limitation, restriction or encumbrance or any kind or nature whatsoever, or any agreement to give any of the foregoing, except as set forth in Schedule 2.8(b). Except as set forth in Schedule 2.8(b) and as would not, individually or in the aggregate, reasonably expected to have a material adverse effect on the Company, the Company has the right to quiet enjoyment of all property leased by it for the full term of each such lease or sublease or similar agreement (or any renewal option) relating thereto and such leased property is not subject to any failure to have the right to quiet enjoyment.

     2.9    CONTRACTS.   Set forth on Schedule 2.9  is a listing  of all
material contracts, agreements, arrangements and commitments (whether oral or written) to which the Company is a party or by which its assets or business are bound.

     2.10   NO VIOLATIONS.   Subject to the entry and effectiveness of the
Section 363/365 Order, neither the execution, delivery and performance of this Agreement by the Company and the Shareholder nor the consummation of the transactions contemplated hereby will (i) violate any provision of any Charter Document, or (ii) violate, in any material respect, any statute, rule, regulation, order or decree of any public body or authority by which the Company or the Shareholder or its respective properties or assets are bound.

     2.11   CONSENTS.   Except as set forth in Schedule 2.11, and upon entry
of the Section 363/365 Order, no consent, approval, notice to, registration or filing with, authorization or order of, any court or governmental authority, under any contract or other agreement or commitment to which the Company or Shareholder is a party or by which its respective assets are bound, is required as a result of or in connection with the execution or delivery of this Agreement, and the other agreements and documents to be executed by the Company and Shareholder or the consummation by the Company and Shareholder of the transactions contemplated hereby.

      2.12 LITIGATION AND RELATED MATTERS. Set forth on Schedule 2.12 is a list of all actions, suits, proceedings, investigations or grievances pending against the Company or, to the best knowledge of the Company and the Shareholder, threatened against the Company, the business or any property or rights of the Company, at law or in equity, before or by any arbitration board or panel, court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Agencies"). None of the actions, suits, proceedings or investigations listed on Schedule 2.12 either would, if adversely determined, (i) have a material adverse effect on the Company or (ii) affect the right or ability of the Company to carry on its business substantially as now conducted. The Company is not subject to any continuing court or Agency order, writ, injunction or decree applicable specifically to its business, operations or assets or its employees, nor is the Company in default with respect to any order, writ, injunction or decree of any court or Agency with respect to its assets, business, operations or employees. Schedule 2.12 lists all actions, suits or proceedings filed by or against the Company since December 31, 1997. The Company has not during the last two (2) years been required to make any indemnification payment as a result of any actual or alleged act or omission of the Company or any person under its control.

     2.13 COMPLIANCE WITH LAWS. Except as set forth in Schedule 2.13, the Company is in compliance with all applicable laws, regulations (including federal, state and local procurement regulations), orders, judgments and decrees except where the failure to so comply would not have a material adverse effect on the Company or its business.

     2.14   YEAR 2000 REPROGRAMMING.   Except as disclosed in writing to
Buyer, none of the (A) computer software, computer firmware, computer hardware (whether general or special purpose) or other similar or related items of automated, computerized or software systems and (B) equipment containing embedded microchips (including systems and equipment supplied by others) used or relied on by the Company in the conduct of its business has malfunctioned or, based on the Company's reasonable inquire, is expected to malfunction, cease to function, generate incorrect data or produce incorrect results when processing, providing or receiving date-related data from, into and between the year 1999 and earlier, and the year 2000 and thereafter, or date-related data in connection with any valid data in the twentieth and twenty-first centuries.
                               5

     2.15 EMPLOYEES AND EMPLOYEE BENEFIT PLANS. The Company has the employees set forth in Schedule 2.15. The Company has no employee benefit plans.

     2.16 OFFICERS AND DIRECTORS. Set forth on Schedule 2.16 is a list of the current officers and directors of the Company.

     2.17 BANK ACCOUNTS AND POWERS OF ATTORNEY. Schedule 2.17 sets forth each bank, savings institution and other financial institution with which the Company has an account or safe deposit box, letter of credit, line of credit or other financial agreement, arrangement or obligation and the names of all persons authorized to draw thereon or to have access thereto. Each person holding a power of attorney or similar grant of authority on behalf of the Company is identified on Schedule 2.17. Except as disclosed on Schedule 2.17,
(i) the Company has not given any revocable or irrevocable powers of attorney to any person, firm, corporation or organization relating to its business for any purpose whatsoever, and (ii) the Company has canceled any and all credit, debit, gas and other cards issued to or otherwise payable by the Company effective prior to the Closing and all amounts due thereunder have been fully paid and discharged. [Schedule 2.17 identifies all agreements with First National Bank of Minneapolis regarding custodial accounts or other custodial arrangements.]

     2.18 DISCLOSURE. All written agreements, lists, schedules, instruments, exhibits, documents, certificates, reports, statements and other writings furnished to Buyer pursuant hereto or in connection with this Agreement or the transactions contemplated hereby are and will be complete and accurate in all material respects. No representation or warranty by the Shareholder and the Company contained in this Agreement, in the schedules attached hereto or in any certificate furnished or to be furnished by the Shareholder or the Company to Buyer in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make any statement contained herein or therein not misleading. There is no fact known to the Shareholder that has specific application to the Shareholder or the Company (other than general economic or industry conditions) and that materially adversely affects or, as far as the Shareholder can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of the Company that has not been set forth in this Agreement or any schedule hereto.

     2.19 ABSENCE OF CLAIMS AGAINST THE COMPANY. The Shareholder does not have any claims against the Company other than as disclosed herein, including without limitation, final settlement of intercompany accounts and transactions consistent with past practices.
                              6

                                          ARTICLE III.

                   REPRESENTATIONS AND WARRANTIES OF BUYER

   Buyer represents and warrants to the Company and Shareholder that all of the following representations and warranties with respect to Buyer are true and correct as of the date hereof, and will be true and correct in all material respects at the time of the Closing.

     3.1 ORGANIZATION AND AUTHORIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of North Dakota with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Buyer has all requisite corporate power, capacity and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by Buyer and no other corporate action on the part of Buyer is necessary to authorize the
transactions contemplated hereby.    This Agreement has been duly executed and
delivered by Buyer and is the legal valid and binding obligation of Buyer, enforceable in accordance with its terms.

     3.2 NO VIOLATIONS. The execution and delivery of this Agreement and the other agreements and documents contemplated hereby by Buyer and the consummation of the transactions contemplated hereby will not (a) violate any provision of the articles of incorporation or bylaws of Buyer (b) violate any statute, rule, regulation, order or decree of any public body or authority by which Buyer or its properties or assets are bound, or (c) result in a violation or breach of, or constitute a default under or result in the creation of any encumbrance upon, or create any rights of termination, cancellation or acceleration in any person with respect to any agreement, contract, indenture, mortgage or instrument to which Buyer is a party or any of its properties or assets is bound.

     3.3   CONSENTS.   No consent, approval or other authorization of any
governmental authority or third party is required as a result of or in connection with the execution and delivery of this Agreement and the other agreements and documents to be executed by Buyer or the consummation by Buyer of the transactions contemplated hereby except for required approval of the transfer of control of the Company as required by NASD Regulation, Inc. ("NASD") rules and transfer of location to Minot, North Dakota.

     3.4   FINANCIAL STATEMENTS.   Buyer has previously furnished to
Shareholder the balance sheet of Buyer as of December 31, 1999 and the related statements of operations, shareholder?s equity and cash flows for the three (3) fiscal years then ended, as audited by Buyer's certified public accountants (collectively, the "Buyer Financial Statements"). The Buyer Financial Statements present fairly the financial position and results of operations of Buyer as of the indicated dates and for the indicated periods and have been prepared in accordance with GAAP except as disclosed on
Schedule 3.4.

     3.5 FINANCING. Buyer has, and as of the Closing will have, sufficient funds to consummate the transactions contemplated hereby, including, without limitation, payment of the Total Consideration.

                                  ARTICLE IV.

                     COVENANTS OF THE PARTIES

     4.1 COURSE OF CONDUCT BY THE COMPANY. From the date hereof through and until the Closing Date, except as approved in writing by Buyer or as otherwise permitted or contemplated by this Agreement, the Company's business shall be conducted only in the ordinary course of business consistent with past practice, and the Shareholder shall cause the Company to comply with the following covenants:
                            7

     (a) ARTICLES OF INCORPORATION; BYLAWS. The Company shall not make any material change to its Charter Documents.

     (b) RELATIONS WITH REGISTERED REPRESENTATIVES The Company will use commercially reasonable efforts to preserve its relationships with the registered representatives set forth in Schedule 4.1(b) (the "Representatives") and shall not materially change or modify or commit to materially change or modify any terms offered to the Representatives.

     (c) INCURRENCE OF DEBT. The Company will not voluntarily incur or assume, whether directly or by way of guaranty or otherwise, any material obligation or liability, except obligations and liabilities incurred in the ordinary course of business, consistent with past practice.

     (d) LIENS. The Company will not mortgage, pledge, encumber, create or allow any Liens not existing on the date hereof upon any of its properties or assets, tangible or intangible, except Liens created in the ordinary course of business, consistent with past practice.

     (e) DISPOSITION OF ASSETS. The Company will not sell, transfer or otherwise dispose of any of its assets, except in the ordinary course of business, consistent with past practice. The Company will not cancel or forgive any debts or claims except or in the ordinary course of business, consistent with past practice.

     (f) MATERIAL TRANSACTIONS. The Company will not enter into any other agreement, course of action or transaction material to it, except in the ordinary course of business, consistent with past practice.

     (g)   STOCK ISSUANCE: REDEMPTIONS: REORGANIZATIONS.  The Company shall not
(i) issue, grant or dispose of, or make any agreement, arrangement or commitment obligating the Company to issue, grant or dispose of any capital shares or other securities of the Company, (ii) redeem or acquire, or make any agreement, arrangement or commitment obligating the Company to redeem or acquire, any shares of capital stock or other securities of the Company, or
(iii) authorize or effect or make any agreement, arrangement or commitment obligating the Company to effect, any reorganization, recapitalization or split-up of such capital stock of the Company.

     (h) NASD MATTERS. The Company and Shareholder shall take all reasonably necessary actions to comply with the rules and regulations adopted and enforced by the NASD, including without limitation, (i) obtaining the consent of the NASD to the transactions contemplated hereby; (ii) filing a notice to Company's district field Supervisor at NASD of the request and notice, pursuant to Rule 1018 of the NASD Membership and Registration Rules for membership continuance and charge of control; and (iii) coordinating with Buyer to request that the NASD transfer the regulation of the Company to the Kansas City, Kansas district, with the Company's address to be located at 1 North Main Street, Minot, North Dakota 58703.

     (i) INTELLECTUAL PROPERTY. The Shareholder shall cause The Western and Southern Life Insurance Company to transfer the Starburst design (registration number 2,013,615) to the Company at or prior to the Closing.

     4.2 INVESTIGATIONS. The Company shall provide Buyer and its representatives and agents such access to the books and records of the Company and furnish to Buyer such financial and operating data and other information with respect to the businesses and properties of the Company as it may reasonably request from time to time, and permit Buyer and its representatives and agents to make such inspections of the Company's real and personal properties as they may reasonably request. The Shareholder shall promptly arrange for Buyer and its representatives and agents to meet with such directors, officers, employees and agents of the Company as reasonably requested.
                              8

     4.3   RECORDS PERTAINING TO THE COMPANY.

     (a) TURNOVER OF RECORDS. At the Closing, the Shareholder will deliver or cause to be delivered to the Company any and all records applicable to the Company (i) in the possession of the Shareholder, and (ii) of which the Company does not already have copies. All original records, reports and files, including but not limited to customer files, related to the broker dealer business of the Company, shall be delivered to the Company by Shareholder, except for records currently in the Fresno, California office which shall remain on the Fresno, California office.

     (b) ACCESS TO RECORDS. The Shareholder shall allow Buyer and its representatives access to all business records and files of the Shareholder that pertain in part to the Company, during normal working hours at the principal place(s) of business of the Shareholder, or at any location where such records are stored, and the Buyer shall have the right, at its own expense, to make copies of any such records and files.

     (c) ASSISTANCE WITH RECORDS. From and after the Closing Date, Shareholder shall make available to Buyer, upon written request, to the extent reasonably available (i) personnel of Shareholder to assist Buyer in locating and obtaining records and files maintained by Shareholder, and (ii) any personnel of Shareholder, whose assistance or participation is reasonably required by Buyer in anticipation of, or preparation for, any existing or future third party actions, Tax or other matters in which the Company or any of its past, present or future Affiliates is involved and which relate to the business of the Company, including without limitation, assisting Buyer in the conversion of Company data from the Company's computer systems to Buyer's computer systems.

   (d) RECORDS PRIOR TO CLOSING. Commencing on the effective date of this Agreement, Shareholder shall provide Buyer with all current records in electronic or other form appropriate for loading into Buyer's system and Buyer's personnel shall, at Buyer's cost and expense, be permitted to assist the Company in the servicing of its assets and accounts for purposes of familiarization and transition. Such records shall be held in strict confidence and shall be promptly returned to Shareholder or the Company in the event this Agreement is terminated prior to Closing for any reason.

   (e)     CONTRACTS.   Any payments or checks for the benefits of Company
received by Shareholder after the Closing shall be immediately forwarded to the Company care of Buyer.


   (f) AUDITED FINANCIAL STATEMENTS. Shareholder shall provide to Buyer, at Shareholder's sole cost and expense, audited financial statements for the Company for the fiscal years ended 1998 and 1999, along with the related opinions prepared by Ernst & Young. Such financial statements shall comply with Regulation SX of the Securities and Exchange Act of 1934, as amended. Shareholder shall use reasonable efforts to assist Buyer in obtaining the consent of Ernst & Young for Buyer to include such financial statements in Buyer's regulatory filings.

     4.4   PREPARATION AND FILING OF TAX RETURNS.

     (a) Shareholder shall prepare or cause to be prepared and file or cause to be filed all federal and state income Tax returns for all taxable periods of the Company ending on or prior to the Closing Date. Such Tax returns shall be prepared on a basis consistent with past practice. Shareholder shall be responsible for the payment of all taxes attributable to such Tax returns. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax returns of the Company for taxable periods which begin before the Closing Date and end after the Closing Date. The Buyer shall be responsible for the payment of all amounts due on such Tax returns. Shareholder shall pay Buyer within thirty (30) days after the date on which Taxes are paid, with respect
                             9

to such periods, an amount equal to the portion of such Taxes which relates to the portion of such taxable period ending on the Closing Date to the extent such Taxes are not reflected in the reserve for tax liability set forth on the Financial Statements. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax returns of the Company for taxable periods which begin on or after the Closing Date. Buyer shall be responsible for the payment of all amounts due on such Tax returns. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and
(y) in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date. Any credits relating to a taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with the prior practice of the Company.
Shareholder and Buyer shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax returns pursuant to this Section.

     (b) The Shareholder shall have responsibility for the conduct of any audit of the Company for any taxable period ending on or prior to the Closing Date; provided, however, that in the event that the Shareholder receives notice of a claim from the IRS or any other taxing authority the Shareholder shall promptly, but in any event within five (5) business days, notify Buyer of such claim and of any action taken or proposed to be taken. In the event Buyer wishes to participate in such audit it may do so at its own cost and expense. Notwithstanding any indication in this Agreement to the contrary, the Shareholder shall not agree to an adjustment in a federal or state income tax audit, appeals procedure or judicial proceeding that will adversely impact the Company in tax periods after the Closing Date without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

    (c) All tax attributes of the Company as of the Closing Date computed on a separate company basis shall remain with the Company after the Closing.

    (d) Unless provided for in the Final Balance Sheet, any Tax refunds, that are received by Buyer or Company, and any amounts credited against Tax to which Buyer or Company become entitled, that relate to tax periods or portions thereof ending on or before the Closing Date shall be for the account of Shareholder, and Buyer shall pay over to Shareholder, without setoff, counterclaim or right of recoupment, any such refund or the amount of any such credit within fifteen (15) days after receipt or entitlement thereto.
    (e) Shareholder shall be responsible for payment of any and all sales, use or transaction taxes arising as a result of the transactions contemplated by this Agreement.

                                    ARTICLE V.

                 CONDITIONS TO OBLIGATIONS OF BUYER
   The obligation of Buyer to purchase the Company Shares, and to cause the other transactions contemplated hereby to occur at the Closing, shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

     5.1 REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Company and the Shareholder contained in this Agreement and in any Schedule or other disclosure in writing from the Company or the Shareholder shall be true and correct in all material respects (i) when made, and (ii) on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of the Closing Date.
                             10

     5.2 COVENANTS OF THE SHAREHOLDER AND THE COMPANY. All of the material terms, covenants, conditions and agreements herein on the part of the Shareholder and the Company to be complied with or performed on or before the Closing Date shall have been fully complied with and performed.

     5.3 CERTIFICATE OF THE COMPANY AND THE SHAREHOLDER. There shall be delivered to Buyer a certificate dated the Closing Date and signed by an officer of the Company and by the Shareholder to the effect set forth in Sections 5.1 and 5.2, which certificate shall have the effect of a representation and warranty made by the Company and the Shareholder on and as of the Closing Date.

     5.4 ABSENCE OF LITIGATION. No inquiry, action, suit or proceeding shall have been asserted, threatened or instituted (i) in which it is sought to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof, (ii) which could, if adversely determined, have a material adverse effect on the Company or (iii) as a result of which, in the reasonable judgment of Buyer, Buyer would be deprived of the material benefits of the ownership of the Company Shares.

     5.5 CONSENTS AND APPROVALS. All material authorizations, consents, approvals, waivers and releases, if any, necessary for the Shareholder and the Company to consummate the transactions contemplated hereby shall have been obtained and copies thereof shall be delivered to Buyer. The Section 363/365 Order shall have been entered in substantially the form attached hereto. NASD shall have been notified and consented to the transfer of control to Buyer and the relocation of Buyer's principal office to Minot, North Dakota under the jurisdiction of District 4 of NASD. The Continuing Membership Agreement for the Company shall be reasonably satisfactory to Buyer.
     5.6 CERTIFICATES. The Company and the Shareholder shall have delivered to Buyer (i) certificates of the appropriate governmental authorities, dated as of a date not more than twenty (20) days prior to the date hereof, attesting to the existence and good standing of the Company in the State of Minnesota; (ii) a copy, certified by the Secretary of State of the State of Minnesota as of a date not more than twenty (20) days prior to the date hereof, of the Articles of Incorporation and all amendments thereto of the Company; (iii) a copy certified by the Secretary of the Company, dated the Closing Date, of the Bylaws of the Company; and (iv) certificates, dated the Closing Date, of the Secretary of the Company, relating to the incumbency and corporate proceedings in connection with the consummation of the transactions contemplated hereby.

     5.7    [Reserved]

     5.8 OPINION OF COUNSEL. Buyer shall have received an opinion of counsel to the Shareholder and the Company, dated the Closing Date substantially in the form of Exhibit B hereto ("Company Legal Opinion").

     5.9 NO TRANSFERS TO AFFILIATES. Except as otherwise expressly contemplated by this Agreement, the Company shall not have distributed or transferred any of its assets or properties, or made any payments, to or for the benefit of any of its affiliates.

     5.10 TERMINATION OF RELATED PARTY AGREEMENTS. All existing agreements between the Company and the Shareholder and all existing bonus and incentive plans and arrangements of the Company shall have been canceled or terminated.

     5.11 STOCK CERTIFICATES. the Shareholder shall have tendered certificates representing the Company Shares, duly endorsed in blank or accompanied by appropriate stock powers, in proper form for transfer, with all transfer taxes paid.

     5.12 RESIGNATIONS OF DIRECTORS AND OFFICERS. Buyer shall have received the resignations of each of the directors and officers of the Company, effective as of the Closing.

     5.13 EMPLOYMENT AGREEMENT. Dale Bauman shall have executed and delivered an employment agreement with Buyer (the "Bauman Employment Agreement").
                              11

     5.14 NONCOMPETE AGREEMENT. Shareholder shall have executed and delivered to Buyer a noncompete agreement in the form attached hereto as Exhibit C (the "Noncompete Agreement").

     5.15 TRAILER COVERAGE. Shareholder shall obtain, at its cost and expense, for a period of one year, trailer coverage for existing E&O liability insurance for the Company.

                           ARTICLE VI.

              CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDER

   The obligations of the Shareholder to sell the Company Shares and to cause the other transactions contemplated hereby to occur at the Closing shall be subject, except as the Shareholder may waive in writing, to the satisfaction of each of the following conditions at or prior to the Closing:

     6.1 REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Buyer contained in this Agreement and in any Schedule or other disclosure in writing from Buyer shall be true and correct in all material respects (i) when made, and (ii) on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of the Closing Date.

     6.2 COVENANTS OF BUYER. All of the material terms, covenants, conditions and agreements herein on the part of Buyer to be complied with or performed on or before the Closing Date shall have been fully complied with and performed.

     6.3 ABSENCE OF LITIGATION. No inquiry, action, suit or proceeding shall have been asserted, threatened or instituted in which it is sought to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof.

     6.4       CERTIFICATES.  Buyer shall have delivered to the Shareholder
(i) a certificate of the appropriate governmental authority, dated as of a date not more than twenty (20) days prior to the Closing Date, attesting to the existence and good standing of Buyer in the State of its incorporation;
(ii) copies, certified by the Secretary of the State of its incorporation as of a date not more than twenty (20) days prior to the Closing Date, of the articles of incorporation and all amendments thereto of Buyer; (iii) copies, certified by the Secretary of Buyer, dated the Closing Date, of the bylaws of Buyer; and (iv) certificates, dated the Closing Date, of the Secretary of Buyer relating to the incumbency and corporate proceedings in connection with the consummation of the transactions contemplated hereby.

     6.5 TRANSFER OF FUNDS. Buyer shall have delivered to Shareholder the amount of cash set forth in Section 7.3 to be delivered at Closing.

     6.6 CERTIFICATE OF BUYER. There shall be delivered to Shareholder a certificate dated as of the Closing Date and signed by an officer of Buyer to the effect set forth in Sections 6.1 and 6.2 which certificate shall have the effect of a representation and warranty made by Buyer on and as of the Closing Date.

     6.7 ENTRY OF THE SECTION 363/365 ORDER. The Bankruptcy Court shall have entered the Section 363/365 Order.

     6.8 NASD shall have granted consent to the transfer of control of the Company to Buyer and provided the Company with a Continuing Membership Agreement satisfactory to Buyer.
                                           12

                                        ARTICLE VII.

                                 CLOSING

     7.1 CLOSING. Unless this Agreement is first terminated as provided in Section 8.1, and subject to the satisfaction or waiver of all the conditions set forth in Articles V and VI, the closing of the transactions contemplated hereby (The "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, in New York, New York, or by telecopy with originals of all materials to follow upon the agreement of the parties, or such other place as is agreed to by Buyer and Shareholder, on the later of the third business day after entry of the Section 363/365 Order or the granting of the Continuing Membership Agreement by NASD, or such other date as the parties may agree upon in writing (the "Closing Date").

     7.2 DELIVERY OF THE COMPANY SHARES. At the Closing, Shareholder shall deliver or cause to be delivered to Buyer the stock certificate(s) evidencing all of the Company Shares owned by Shareholder, duly endorsed or accompanied by duly executed stock powers assigning the Company Shares to Buyer and otherwise in good form for transfer.

     7.3 PAYMENT OF CASH TO SHAREHOLDER. At the Closing, Buyer shall deliver, by wire transfer of immediately available funds, to Shareholder, an amount equal to the Approximate Shareholders' Equity and an amount equal to the Purchase Price.

                                    ARTICLE VIII.

                    TERMINATION PRIOR TO CLOSING

     8.1   TERMINATION.

     (a) This Agreement may be terminated and abandoned at any time prior to the Closing:

     (i)   By the written mutual consent of Buyer and Shareholder;

     (ii)  By Buyer on the Closing Date if any of the conditions set forth in
Article V shall not have been fulfilled on or prior to the Closing Date;

     (iii) By Shareholder on the Closing Date if any of the conditions set forth in Article VI shall not have been fulfilled on or prior to the Closing Date;

   In the event of a termination pursuant to this Article VIII, each party shall bear its own costs and expenses incurred with respect to the transactions contemplated hereby. Neither party hereto shell be entitled to monetary damages pursuant to a termination in accordance with this Article VIII.

                                       ARTICLE IX.

                            INDEMNIFICATION

                               [RESERVED]
                                    13

                                     ARTICLE X.

MISCELLANEOUS

     10.1 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof, and no party shall be liable or bound to the other in any manner by any representations or warranties not set forth herein.

     10.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto.

     10.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     10.4 HEADINGS. The headings of the articles and sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     10.5 CONSTRUCTION. As used in this Agreement, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or other subdivision.

     10.6 MODIFICATION AND WAIVER. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, and this Agreement may be modified or amended by a written instrument executed by Buyer, the Company and the Shareholder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     10.7 SCHEDULES, ETC. All exhibits and schedules annexed hereto are expressly made a part of this Agreement as though fully set forth herein.

     10.8 NOTICES. All notices of communication required or permitted hereunder shall be in writing and may be given by (a) depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt request, (b) delivering the same in person to an officer or attorney of such party, (c) telecopying the same with electronic confirmation of receipt.

                       (i)   If to Buyer, addressed to it at:

                        1 North Main Street
                        Minot, North Dakota  58703
                        ATTENTION: Robert E. Walstad

                       (ii)   If to the Shareholder, addressed to:

                        ARM Financial Group., Inc.
                        515 West Market Street
                        Louisville, KY 40202
                        ATTENTION: General Counsel
                                   14

                        With a copy to:

                        Walker, Truesdell, Radick & Associates
                        380 Lexington Avenue
                        Suite 1514
                        New York, New York  10168
                        Attention:  Hobart G. Truesdell

or to such other address or counsel as any party hereto shall specify pursuant to this Section from time to time.

     10.9 GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF DELAWARE. THE PARTIES HERETO EXPRESSLY CONSENT AND AGREE THAT ANY DISPUTE, CONTROVERSY, LEGAL ACTION OR OTHER PROCEEDING THAT ARISES UNDER, RESULTS FROM, CONCERNS OR RELATES TO THIS AGREEMENT SHALL BE BROUGHT IN THE FEDERAL BANKRUPTCY COURTS IN AND OF THE STATE OF DELAWARE AND ACKNOWLEDGE THAT THEY WILL ACCEPT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL OR THE EQUIVALENT DIRECTED TO THEIR LAST KNOWN ADDRESS AS DETERMINED BY THE OTHER PARTY IN ACCORDANCE WITH THIS AGREEMENT
OR BY WHATEVER OTHER MEANS ARE PERMITTED BY SUCH COURTS.

     10.10 TERMINATION OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein shall terminate at and as of the Closing.

     10.11 EXPENSES. Company and the Shareholder, on the one hand, and Buyer, on the other hand, shall be solely responsible for their respective costs and expenses incurred in connection with the transactions contemplated hereby.

     10.12 NUMBER AND GENDER OF WORDS. Whenever the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     10.13 FURTHER ASSURANCES. From time to time after the Closing, at the request of any other party but at the expense of the requesting party, Buyer, Company or the Shareholder, as the case may be, will execute and deliver any such other instruments of conveyance, assignment and transfer, and take such other action as the other party may reasonably request in order to consummate or evidence the transactions contemplated hereby.

     10.14 BROKERS AND AGENTS. Each party represents and warrants that it has employed no broker or agent in connection with this transaction and agrees to indemnify and hold harmless the other parties against all loss, cost, damages or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such indemnifying party.

     10.15 PUBLIC ANNOUNCEMENTS. Buyer, the Company and Shareholder shall not issue or cause the publication of any press release or any other announcement (including without limitation announcements to employees or agents) with respect to this Agreement or the transactions contemplated hereby without the consent of the others, except where such release or announcement is required by applicable law or pursuant to any listing agreement with, or the rules or regulations of, any securities exchange or any other regulatory requirements.

10.16 DAMAGES. Except as otherwise expressly set forth herein, the parties acknowledge that their sole remedy under this Agreement is to terminate this Agreement pursuant to Article VIII.

                                   ARTICLE XI

                              BANKRUPTCY APPROVAL

   Shareholder has filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") In Re: ARM Financial Group, Inc. Case No. 99-4430 (Judge Walsh) (the "Bankruptcy Proceeding"). Shareholder shall seek to have the transactions contemplated hereby approved by the Bankruptcy Court. If for any reason such approval has not been obtained by May 31, 2000, or a
                              15

higher or better offer is obtained in accordance with the following sentence, Buyer may terminate this Agreement by delivery of written notice of termination whereupon this Agreement shall become null and void. Buyer acknowledges and agrees that Shareholder is required to and shall seek higher or better offers for the Common Shares until such time as the Section 363/365 Order is entered.
                              16

   IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

BUYER:                                          COMPANY:
ND HOLDINGS, INC.                     ARM SECURITIES CORPORATION

By: /s/Robert E. Walstad        By: /s/William J. Hrabik

SHAREHOLDER:

ARM FINANCIAL GROUP, INC.

By: /s/Barry G. Nonday

                       LIST OF SCHEDULES AND EXHIBITS
                       ------------------------------

EXHIBIT A   Form of Section 363/365 Order of Bankruptcy Court
EXHIBIT B   Form of Opinion of Company's Counsel
EXHIBIT C   Form of Noncompete Agreement

SCHEDULES
---------
1.1   Conveyed Assets
2.2   Existence and Good Standing
2.5   Financial Statements
2.7   Tax Matters
2.8(b)Leases
2.9   Contracts
2.11  Consents
2.12  Litigation
2.13  Compliance with Laws
2.15  Employees
2.16  Directors and Officers
2.17  Bank Accounts
3.4   Buyer Financial Statements
4.1(b)Registered Representatives
                               17

                   Addendum to Stock Purchase Agreement

This addendum is made a part of the Stock Purchase Agreement by and among ND Holdings, Inc. ("Buyer"), ARM Securities Corporation (the "Company") and ARM Financial Group, Inc. (the "Shareholder") dated as of April 4, 2000 (the "Agreement").


1.    NASD Regulation, Inc. Approval

Each section of the Stock Purchase Agreement which refers to requirements that NASD Regulation, Inc. approve the transfer of control of the Company and transfer of location to Minot, North Dakota prior to closing is hereby waived
by Buyer.   Buyer has been advised by the Kansas City District  of NASD
Regulation, Inc. that it may proceed with the closing.   Closing shall be
completed on May 25, 2000 by mutual agreement of the parties.

Transition Agreements

2(a)   Shareholder will process the month end employee payroll for  the second half of May, 2000 in its customary manner and Buyer will promptly reimburse Shareholder for that employee payroll. In addition, Buyer will reimburse Shareholder for the first half of May, 2000 payroll for those employees of
Shareholder  who become employees of ARM Securities Corporation.   Shareholder
will prepare and file W-2 information for all employee salaries and wages paid through Shareholder during the year 2000. Shareholder will promptly deliver copies of all employee records and payroll information for employees of Shareholder who become ARM Securities Corporation employees.

2(b)   Shareholder will continue to process daily securities transaction information through May 31, 2000 including generation of checks to be forwarded to Buyer for signing. Shareholder will process the "Friday" Report and prepare broker commissions and checks in accordance with its normal course of business for the commission period ended May 26, 2000. For the period after May 26, 2000, Shareholder will prepare the "Friday Report" and express deliver, for Monday morning delivery to Buyer until section 2(c) below is completed.

2(c)   Beginning June 1, 2000 and continuing until such time as Buyer can establish a good computer link which will enable it to properly process daily transactions on Buyer's internal computer system, Shareholder will continue to process daily securities transaction information and run a "Friday Report" of the week's activity on each Friday. The Friday Report will be express delivered to Buyer for Monday morning delivery. Buyer will process and pay the broker commissions. Buyer will exercise good faith best efforts to complete necessary programming to establish a good computer link which will enable it to properly process daily transactions on Buyer's internal computer system by June 30, 2000. Buyer will reimburse Shareholder for its out of pocket costs and reasonable internal and employee expenses (including salary charges from The Western and Southern Life Insurance Company) necessary to process the daily securities transaction information and run a "Friday Report" of the week's activity on each Friday as well as any time spent on system conversion.
                                18

2(d)   At closing Shareholder will provide Buyer all  user names, access codes and passwords with respect to ARM Securities Corporation's NASD Regulation, Inc. CRD filings (Form BD and U-4 filing) and Focus (Financial filings) Reporting to enable Buyer to Amend ARM Securities Corporation's Form BD and process required reports.

3.    Federated Consent

Buyer hereby waives, as a condition to closing or otherwise, Company's and/or Shareholder's obligation to obtain the consent of Federated Securities Corp. and Federated Shareholders Services to the assignment of that certain Mutual Fund Sales and Service Agreement, dated as of January 27, 1997 (including all attachments and schedules thereto).

4.    Ratification

Except as modified herein, the Parties hereby ratify and affirm the terms, conditions, and provisions of the Agreement.

5.    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

6.    Counterparts

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Executed and Delivered this 25th day of May, 2000.



BUYER:                 COMPANY:                       SHAREHOLDER:
ND Holdings, Inc.      ARM Securities Corporation     ARM Financial Group, Inc.

By:   /s/Robert E. Walstad  By: /s/William J. Hrabik     By: /s/Barry G. Nonday
Title President             Title President              Title Resource Officer
                              19